BIF MULTI-STATE MUNICIPAL SERIES TRUST

BIF Michigan Municipal Money Fund

BIF Pennsylvania Municipal Money Fund

Supplement dated September 23, 2014 to the Prospectus
and Statement of Additional Information, each dated July 29, 2014

On September 19, 2014, the Board of Trustees of BIF Multi-State Municipal Series Trust (the “Trust”) approved a proposal to close BIF Michigan Municipal Money Fund and BIF Pennsylvania Municipal Money Fund (each individually, a “Fund” and collectively, the “Funds”) to new investors and thereafter to liquidate the Funds. Accordingly, effective 4:00 P.M. (Eastern time) on October 15, 2014, each Fund will no longer accept purchase orders from new investors. On or about December 18, 2014 (the “Liquidation Date”), all of the assets of the Funds will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and each Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into an appropriate class of shares of another money market fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. The Funds may not achieve their investment objective as the Liquidation Date approaches.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of exchanging to a different fund on their tax situation.

PRSAI-16817-0914SUP